UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2005

THE PRINCETON REVIEW, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2315 Broadway
New York, New York  10024
 (Address of principal executive offices)

(212) 874-8282
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition and
Item 8.01          Other Events.

          On March 15, 2005, The Princeton Review, Inc. announced that it will file a Form 12b-25 for a fifteen-day extension of the March 16, 2005 filing deadline for its Annual Report on Form 10-K for the fiscal year year ended December 31, 2004, and that it will delay issuing its press release containing financial results for the quarter and fiscal year ended December 31, 2004 until March 18, 2005. A copy of the press release is attached as exhibit 99.1 hereto and incorporated herein by reference.

          The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01          Financial Statements and Exhibits.

(c)          Exhibits.

              99.1          Press release dated March 15, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 15, 2005

THE PRINCETON REVIEW, INC.

By	/s/ STEPHEN MELVIN

Name:	Stephen Melvin
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated March 15, 2005.